SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

Commission File Number: 000-50282

Cirracor, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0986282 (I.R.S. Employer Identification No.)
3375 Toopal Drive, Suite 101, Oceanside, California (Address of principal executive offices)	92054 (Zip Code)
760.277.1505 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2006, the Board of Directors of Cirracor, Inc. (the "Registrant") approved a change in the Registrant's fiscal year end from September 30 to December 31. Accordingly, the Registrant's next Annual Report on Form 10-K or 10-KSB will be for the year ending December 31, 2006. In accordance with Rule 13a-10 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Registrant will file a Transition Report on Form 10-QSB with the Securities and Exchange Commission within 45 days after September 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cirracor, Inc.

Date: September 27, 2006	By:	/s/ Reed Fisher
Reed Fisher, President and Chief Executive Officer

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